Exhibit 99.42
                                -------------
                Computational Materials and/or ABS Term Sheets

    ------------------------------------------------------------------------------------------------------------------------------
                                     % of pool      average LTV   CLTV above 80%   CLTV above 90%    % full doc     % owner occ
        --------------------------------------------------------------------------------------------------------------------------
    A         FICO below 600
                                  ------------------------------------------------------------------------------------------------
              FICO below 580
                                  ------------------------------------------------------------------------------------------------
              FICO below 560
    ------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                                   ave wac   % below 100k   % above 500k    % IO   ave DTI    DTI > 45%    % 2nd    % MNF  % SLNT
        ---------------------------------------------------------------------------------------------------------------------------
    A         FICO below 600
                                  -------------------------------------------------------------------------------------------------
              FICO below 580
                                  -------------------------------------------------------------------------------------------------
              FICO below 560
    -------------------------------------------------------------------------------------------------------------------------------


    -------------------------------------------------------------------------------------------------------------------------------
                                     % of pool      average LTV      FICO <600       FICO < 575      % full doc     % owner occ
                                  -------------------------------------------------------------------------------------------------
    B         LTV above 85%            49.69%         95.31%                                           33.86%          0.00%
                                  -------------------------------------------------------------------------------------------------
              LTV above 90%            31.16%         98.68%                                           24.12%          0.00%
                                  -------------------------------------------------------------------------------------------------
              LTV above 95%            23.77%         99.95%                                           19.22%          0.00%
    -------------------------------------------------------------------------------------------------------------------------------


    -------------------------------------------------------------------------------------------------------------------------------
                                  ave wac    % below 100k   % above 500k     % IO       ave DTI      DTI > 45%     CLTV above 80%
                                  -------------------------------------------------------------------------------------------------
    B         LTV above 85%        7.06%         2.20%          4.52%       32.90%                                     95.32%
                                  -------------------------------------------------------------------------------------------------
              LTV above 90%        7.15%         1.73%          3.17%       20.60%                                     98.69%
                                  -------------------------------------------------------------------------------------------------
              LTV above 95%        7.13%         1.52%          2.46%       15.94%                                     99.95%
    -------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------
                                      CLTV > 90%       % 2nd       % MNF      % SLNT
                                  --------------------------------------------------
    B         LTV above 85%             98.69%          0.00%      0.00%      0.05%
                                  --------------------------------------------------
              LTV above 90%             98.69%          0.00%      0.00%      0.05%
                                  --------------------------------------------------
              LTV above 95%             99.95%          0.00%      0.00%      0.00%
    --------------------------------------------------------------------------------


    -----------------------------------------------------------------------------------------------------------------------------
                                     % of pool      average LTV      FICO <600       FICO < 575      % full doc     % owner occ
                                  -----------------------------------------------------------------------------------------------
    C           DTI > 40%
                                  -----------------------------------------------------------------------------------------------
                DTI > 45%
                                  -----------------------------------------------------------------------------------------------
                DTI > 50%
    -----------------------------------------------------------------------------------------------------------------------------
               Average DTI


    -------------------------------------------------------------------------------------------------------------------------------
                                   ave wac    % below 100k   % above 500k     % IO       ave DTI      DTI > 45%      CLTV above 80%
                                ---------------------------------------------------------------------------------------------------
    C           DTI > 40%
                                ---------------------------------------------------------------------------------------------------
                DTI > 45%
                                ---------------------------------------------------------------------------------------------------
                DTI > 50%
    -------------------------------------------------------------------------------------------------------------------------------
               Average DTI


    ----------------------------------------------------------------------------
                                  CLTV > 90%        % 2nd      % MNF      % SLNT
                                 -----------------------------------------------
    C           DTI > 40%
                                 -----------------------------------------------
                DTI > 45%
                                 -----------------------------------------------
                DTI > 50%
    ----------------------------------------------------------------------------
               Average DTI


    ------------------------------------------------------------------------------------------------------------------------------
    D                                % of pool      average LTV      FICO <600       FICO < 575      % full doc     % owner occ
    ----
              Non Owner Occ            4.09%          85.45%                                           3.67%           0.00%
               Stated Docs             41.24%         84.64%                                           0.00%           0.00%
             Loans below 100k          2.61%          94.57%                                           2.06%           0.00%
                 IO Loans              80.59%         85.57%                                           47.00%          0.00%
    ------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------
    D                                 ave wac    % below 100k   % above 500k     % IO       ave DTI      DTI > 45%        LTV > 80%
    ----
              Non Owner Occ            7.26%         0.26%          0.37%        3.10%                                     89.32%
               Stated Docs             6.99%         0.55%          3.13%       33.59%                                     95.43%
             Loans below 100k          7.57%         2.61%          0.00%        0.77%                                     96.87%
                 IO Loans              6.58%         0.77%          9.75%       80.59%                                     96.21%
    --------------------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------
    D                                   CLTV > 90%        % 2nd      % MNF      % SLNT
    ----
              Non Owner Occ               95.29%          0.00%      0.00%      0.03%
               Stated Docs                99.25%          0.00%      0.00%     16.66%
             Loans below 100k             99.41%          0.00%      0.00%      0.22%
                 IO Loans                 99.27%          0.00%      0.00%     28.50%
    ----------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
E   When do IOs reset
    -----------------------------------------------------------------------------------------------------------------------------
    Months to next reset (arms only)     Count       Balance ($)   % of Balance    WAC      Remaining Term    WA CLTV    WA FICO
    -----------------------------------------------------------------------------------------------------------------------------
    0 - 5
    -----------------------------------------------------------------------------------------------------------------------------
    6 - 11
    -----------------------------------------------------------------------------------------------------------------------------
    12 - 17                                2           518,960         0.08%      7.73%          352           96.61%      682
    -----------------------------------------------------------------------------------------------------------------------------
    18 - 23                               791        236,031,829      36.31%      6.55%          358           93.21%      682
    -----------------------------------------------------------------------------------------------------------------------------
    24 - 29                                80        24,187,958        3.72%      6.70%          360           92.70%      679
    -----------------------------------------------------------------------------------------------------------------------------
    30 - 35                               902        239,307,374      36.82%      6.58%          359           91.84%      682
    -----------------------------------------------------------------------------------------------------------------------------
    36 - 41                                80        23,786,961        3.66%      6.64%          360           92.32%      687
    -----------------------------------------------------------------------------------------------------------------------------
    54 - 59
    -----------------------------------------------------------------------------------------------------------------------------
    60
    -----------------------------------------------------------------------------------------------------------------------------
    Total:                                1855       523,833,082      80.59%      6.58%          359           92.53%      682
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
F   Is DTI off current mortgage rate for IO         ?
---------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
G   Summary of pool per grades
    ------------------------------------------------------------------------------------------------------------------------------
    Credit Grade                          Count    Balance ($)    % of Balance      WAC      Remaining Term     WA LTV    WA FICO
    ------------------------------------------------------------------------------------------------------------------------------
    PR                                    2,553   650,012,820        100.00%        6.72%         359         92.78%      680
    ------------------------------------------------------------------------------------------------------------------------------
    PP
    ------------------------------------------------------------------------------------------------------------------------------
    A-
    ------------------------------------------------------------------------------------------------------------------------------
    B
    ------------------------------------------------------------------------------------------------------------------------------
    C
    ------------------------------------------------------------------------------------------------------------------------------
    C-
    ------------------------------------------------------------------------------------------------------------------------------
    D
    ------------------------------------------------------------------------------------------------------------------------------
    Total:                                2,553   650,012,820        100.00%        6.72%         359         92.78%      680
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
H   What are top 10 cities and average strats for each
    ------------------------------------------------------------------------------------------------------------------------------
    Top 10 Cities of Overall Pool             Loans         Balance ($)         Balance      Rate (%)  (months)      LTV     Score
    ------------------------------------------------------------------------------------------------------------------------------
    LOS ANGELES                                54           $18,637,378           2.87%        6.50%     359       89.93%     686
    LAS VEGAS                                  66           $17,624,791           2.71%        6.72%     358       92.24%     680
    SACRAMENTO                                 36           $10,475,743           1.61%        6.22%     358       89.46%     688
    CHICAGO                                    32            $8,255,104           1.27%        7.02%     359       92.66%     685
    MIAMI                                      34            $8,198,992           1.26%        7.38%     359       95.47%     682
    ANAHEIM                                    14            $7,036,300           1.08%        6.86%     359       91.89%     686
    FONTANA                                    19            $6,219,024           0.96%        6.72%     359       91.27%     685
    CORONA                                     15            $5,922,800           0.91%        6.15%     359       96.30%     692
    SANTA ANA                                  14            $5,753,506           0.89%        6.47%     359       92.40%     689
    RIVERSIDE                                  19            $5,450,856           0.84%        6.26%     359       92.98%     684
    ------------------------------------------------------------------------------------------------------------------------------
    Total:                                    303           $93,574,495          14.40%        6.64%     359       92.01%     685
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    -----------------------------------------------------------------------------------------------------
    LTV > 90             Loans            Balance ($)           % of Balance              Rate (%)
    -----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
    ---------------------------------------------------------------------------------------------------------
    LTV > 90             % stated Doctype      % IO Loans     % non-owner Occupied     % Fico Less Than 600
    ---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
J   What is max LTv fo stated income and minimum FICO for stated income?
    MAX LTV, STATED INC.                                                  100
    MIN FICO, STATED INC.                                                 640
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
K   What is max FICO and min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90:                                     640
    Max Fico for ltv greater than 90:                                     811
-------------------------------------------------------------------------------


L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

O    Please specify as part of the strats , silent seconds, second liens, MH,